                                                                      EXHIBIT 21


                         BELLSOUTH ORGANIZATION OF COMPANIES

                               (As of February 1, 1997)



                         BELLSOUTH CORPORATION AND AFFILIATES

BellSouth Corporation
    BellSouth Capital Funding Corporation
    BellSouth Corporate Aviation and Travel Services, Inc.
    BellSouth D. C., Inc.
    BellSouth EC Holdings, Inc.
         BellSouth.net Inc.
    BellSouth Enterprises, Inc. (See Listing Below For Subsidiaries) BellSouth Foundation, Inc. (nonprofit)
    BellSouth Interactive Media Services, Inc.
         BellSouth Media Ventures, Inc.
              Corporate Media Partners (a Partnership) (19%)
         Prime Enterprises II, L.P. (80% LP)
    BellSouth Long Distance Holdings, Inc.
         BellSouth Long Distance, Inc.
    BellSouth South Florida Merger Subsidiary, Inc.
    BellSouth Telecommunications, Inc. (See Listing Below for Subsidiaries) BellSouth WCA Merger Subsidiary, Inc.
    BellSouth Wireless Cable, Inc.
    Movicel S.A. (34%)
    1155 Peachtree Associates (80%)

                  BELLSOUTH TELECOMMUNICATIONS, INC. AND AFFILIATES

BellSouth Telecommunications, Inc.
    BBS Holdings, Inc.
         BellSouth Business Systems, Inc.
         BellSouth Communication Systems, Inc.
              U.C.S., Inc.*
         BellSouth Financial Services Corporation
         BellSouth Network Solutions, Inc.
         BellSouth Public Communications, Inc.
         Chanhassen Holdings, Inc.
              BellSouth Mexico Holdings S.A. de C.V.
    BellSouth Applied Technologies, Inc.
    BellSouth Products, Inc.

    Bell Communications Research Inc. (14.2857%)
         Bellcore International, Inc.
         Bellcore Ventures, Inc.
         Database Service Management, Inc.
    Harbinger Corporation (approximately 1.8%)
    National Telecommunications Alliance, Inc. (14.2857%)


                BELLSOUTH ENTERPRISES, INC. AND AFFILIATES (BY GROUP)

BellSouth Enterprises, Inc.

ADVERTISING AND PUBLISHING GROUP

    BellSouth Advertising & Publishing Corporation
         Florida 511 (A Partnership)(33 1/3%)
         InfoVentures (A Partnership)(50%)
         InfoVentures of Atlanta (A Partnership)(50%)
    BellSouth Marketing Programs, Inc.*
    BellSouth National Publishing Incorporated*
    Intelligent Media Ventures, Inc.
    L. M. Berry and Company
         BellSouth Direct Marketing, Inc.
         BellSouth Marketing Services, Inc.
         Berry Network, Inc.
         Berry-Sprint Publishing, Inc.
         ITT World Directories, Inc. (20%)
    Stevens Graphics, Inc.
         Oxmoor Press, Inc.*
         PrintSouth, Inc.*
         Ruralist Press, Inc.*
    TechSouth, Inc.*

CORPORATE DEVELOPMENT GROUP

    BellSouth Ventures Corporation
         Marketing Communications Networks, Inc.*
    Uniquest Incorporated (approximately 4.2%)

INTERNATIONAL GROUP

    BellSouth Asia/Pacific Enterprises, Inc.
         BellSouth New Zealand (A Partnership) (64.35% Voting)
              Bell Pacific (New Zealand) Limited
              BellSouth Rental and Leasing Limited (51%)
         BellSouth New Zealand Holdings Limited
              BellSouth New Zealand (A Partnership) (.65% Voting)
                   Bell Pacific (New Zealand) Limited
                   BellSouth Rental and Leasing Limited (51%)
         BSNZ Wireless Holdings Limited
              BellSouth New Zealand Limited (65%)
                   BellSouth New Zealand (A Partnership)
                        (100%/Pref. Non-Voting)
                        Bell Pacific (New Zealand) Limited
                        BellSouth Rental and Leasing Limited (51%)
         Optus Communications Pty. Limited (24.5%)
              OneTel Pty. Limited (30%)
              Optus Administration Pty. Limited
              Optus Insurance Services Pty. Limited
              Optus Mobile Pty. Limited
              Optus Networks Pty. Limited
                   AUSSAT Finance Limited
                        AUSSAT New Zealand Limited (1%)
                   AUSSAT New Zealand Limited (99%)
              Optus Rental and Leasing Pty. Limited (51%)
              Optus Superannuation Pty. Limited
              Optus Systems Pty. Limited
              Optus Vision Pty. Limited (46.5%)
                   SportsVision Australia Pty. Limited (25%)
              OSS International Pty. Limited (15%)
    BellSouth Australia, Ltd.*
    BellSouth Belgium Holdings, Inc.
         BellSouth Belgium B.V.

    BellSouth Brazil, Inc.
         BellSouth Latin American Holdings I, Ltd.
              BellSouth Latin American Investments I, Ltd.
         BellSouth Latin American Holdings II, Ltd.
              BellSouth Latin American Investments II, Ltd. Bombshell Comercio e Participacoes Ltda. (99%)
              BSE S.A. (50%)
         Connector Comercio e Participacoes Ltda. (99%)
              Telefonia Movel do Sul S.A. (50%)
         Controling Comercio e Participacoes Ltda. (99%)
              BSB S.A. (50%)
         Recep Comercio e Participacoes Ltda. (99%)
              Celular Catarinense S.A. (50%)
         Santabel Comercio e Participacoes Ltda. (99%)
              BCP S.A. (50%)
         Waivetel Comercio e Participacoes Ltda. (99%)
              Movicom S.A. (50%)
    BellSouth Chile, Inc.
         BellSouth Chile Holdings, Inc.
              BellSouth Inversiones S.A.
                   BellSouth Chile S.A.
         BellSouth Comunicaciones S.A.
         Compania de Telecomunicaciones Comtal Limitada (99%) BellSouth China Holdings, Inc.
    BellSouth Colombia, Inc.
         Movicom Colombia S.A. (94%)
    BellSouth Denmark Capital Finance Limited
    BellSouth El Salvador Holdings, Inc.
         BellSouth El Salvador Limited
    BellSouth Espana, S.A.*
    BellSouth German Holdings, LLC (1%)
         BellSouth Holding GmbH
              E-Plus Mobilfunk GmbH (22.507%)
    BellSouth Guatemala Holdings, Inc.
         BellSouth International Capital Finance Limited
              BSC Guatemala, Sociedad Anonima (31.4%)
    BellSouth Holdings, Inc.
         BellSouth Worldwide Holdings B.V.
              Singapore Technologies Cellular Pte Ltd (25%)
    BellSouth India, Inc.

    BellSouth International, Inc.
         BellSouth China, Inc.
         BellSouth International (Asia/Pacific), Inc.
              Beijing Ji Tong - BellSouth Communication &
                   Information Engineering Co., Ltd. (50%)
              Skycell Communications Limited (24.5%)
              TCIL BellSouth Limited (40%)
         BellSouth International Limited
              BellSouth International U.K. Trustee Limited
         BellSouth Inversora S.A. (0.01%)
              B.A. Celular Inversora S.A. (92.34%)
                   Compania de Radiocomunicaciones Moviles S.A. (65%)
                        Multitrunking S.A. (99.99%)
                        Proyecto Trunking S.A. (99.99%)
                        SEA Trunking S.A. (99.99%)
              R.A. Celular Inversora S.A. (51%)
                   CTM S.A. (65%)
         BellSouth Israel, Inc.
              BSD Cellular Communications (37.5%)
              BSIT International Communications (33.3%)
         BellSouth Southern Cone, Inc.
         Bombshell Comercio e Participacoes Ltda. (1%)
              BSE S.A. (50%)
         Connector Comercio e Participacoes Ltda. (1%)
              Telefonia Movel do Sul S.A. (50%)
         Controling Comercio e Participacoes Ltda. (1%)
              BSB S.A. (50%)

         GN Store Nord Mobiltelefon 1 A/S (17.24%)
              Aktieselskabet af 3. november 1971
                   Dansk MobilTelefon I/S (15%)
                    SONOFON GSM Center A/S (15%)
              BLS Denmark, Inc.
                   BLS Denmark Associates (60%)
                        Dansk MobilTelefon I/S (29%)
                        SONOFON GSM Center A/S (29%)
              BSI Denmark, Inc.
                   BLS Denmark Associates (40%)
                        Dansk MobilTelefon I/S (29%)
                        SONOFON GSM Center A/S (29%)
              Det Danske Mobiletelefonkompagni
                   Dansk MobilTelefon I/S (20%)
                   SONOFON GSM Center A/S (20%)
              GN Store Nord Mobil I/S (21%)
                   Dansk MobilTelefon I/S (36%)
                   SONOFON GSM Center A/S (36%)
              GN Store Nord Mobiltelefon 2 A/S
                   GN Store Nord Mobil I/S (15%)
                        Dansk MobilTelefon I/S (36%)
                        SONOFON GSM Center A/S (36%
              SONOFON A/S
              SONOFON Partners A/S
              SONOFON Service A/S
         PCN One Limited* (50%)
         Recep Comercio e Participacoes Ltda. (1%)
              Celular Catarinense S.A. (50%)
         Santabel Comercio e Participacoes Ltda. (1%)
              BCP S.A. (50%)
         Waivetel Comercio e Participacoes Ltda. (1%)
              Movicom S.A. (50%)
    BellSouth Inversora S.A. (99.99%)
         B.A. Celular Inversora S.A. (92.34%)
              Compania de Radiocomunicaciones Moviles S.A. (65%)
                   Multitrunking S.A. (99.99%)
                   Proyecto Trunking S.A. (99.99%)
                   SEA Trunking S.A. (99.99%)
         R.A. Celular Inversora S.A. (51%)
              CTM S.A. (65%)

    BellSouth Mexico, Inc.
         Spectrum Telecomunicaciones, S.A. de C.V. (49%)
    BellSouth Mexico, S.A. de C.V.*
    BellSouth Mobilfunk GmbH*
    BellSouth Netherlands Holdings, Inc.
         BellSouth Netherlands B.V.
              MobiNed B.V. (30%)*
    BellSouth Networks, Inc.
         BellSouth German Holdings, LLC (99%)
              BellSouth Holding GmbH
                   E-Plus Mobilfunk GmbH (22.507%)
    BellSouth Nicaragua Holdings, Inc.
         BellSouth Nicaragua (BVI) Limited
    BellSouth Panama Holdings, Inc.
         BellSouth Panama Limited
              BSC de Panama S.A. (16%)
              BSC Cayman General Partnership (50%)
                   BSC de Panama S.A. (51%)
    BellSouth Personal Communications Limited*
    BellSouth Peru Holdings, Inc.
         BellSouth Peru BVI Limited
              Tele 2000, S.A. (58.6967%)
    BellSouth Shanghai Centre, Ltd.
    BellSouth Venezuela, S.A.
         Capco (5%)
              Telcel Celular, C.A. (2.47%)
                   Corporacion 271191, C.A.
                   Promociones 4222, C.A.
                   Servicios Telcel Acarigua, C.A.*
                   Servicios Telcel Barquisimeto, C.A.*
                   Servicios Telcel C.A.
                   Servicios Telcel Charallave, C.A.*
                   Servicios Telcel Ciudad Ojeda, C.A.*
                   Servicios Telcel Cumana, C.A.*
                   Servicios Telcel Guarenas, C.A.*
                   Servicios Telcel La Guaira, C.A.*
                   Servicios Telcel Los Teques, C.A.*
                   Servicios Telcel Maracaibo, C.A.*
                   Servicios Telcel Maracay, C.A.*
                   Servicios Telcel Margarita, C.A.*
                   Servicios Telcel Maturin, C.A.*
                   Servicios Telcel Merida, C.A.*
                   Servicios Telcel Puerto La Cruz, C.A.*
                   Servicios Telcel Puerto Ordaz, C.A.*

                   Servicios Telcel Punto Fijo, C.A.*
                   Servicios Telcel San Cristobal, C.A.*
                   Servicios Telcel Valencia, C.A.*
                   Servicios Telcel Valera, C.A.*
                   Sistemas Time Trac, C.A. (60%)
                   Telcel International, C.A.*
         Vencorp. (95%)
              Telcel Celular, C.A. (9.26%)
                   Corporacion 271191, C.A.
                   Promociones 4222, C.A.
                   Servicios Telcel Acarigua, C.A.*
                   Servicios Telcel Barquisimeto, C.A.*
                   Servicios Telcel C.A.
                   Servicios Telcel Charallave, C.A.*
                   Servicios Telcel Ciudad Ojeda, C.A.*
                   Servicios Telcel Cumana, C.A.*
                   Servicios Telcel Guarenas, C.A.*
                   Servicios Telcel La Guaira, C.A.*
                   Servicios Telcel Los Teques, C.A.*
                   Servicios Telcel Maracaibo, C.A.*
                   Servicios Telcel Maracay, C.A.*
                   Servicios Telcel Margarita, C.A.*
                   Servicios Telcel Maturin, C.A.*
                   Servicios Telcel Merida, C.A.*
                   Servicios Telcel Puerto La Cruz, C.A.*
                   Servicios Telcel Puerto Ordaz, C.A.*
                   Servicios Telcel Punto Fijo, C.A.*
                   Servicios Telcel San Cristobal, C.A.*
                   Servicios Telcel Valencia, C.A.*
                   Servicios Telcel Valera, C.A.*
                   Sistemas Time Trac, C.A. (60%)
                   Telcel International, C.A.*
    Capco (95%)
         Telcel Celular, C.A. (2.47%)
              Corporacion 271191, C.A.
              Promociones 4222, C.A.
              Servicios Telcel Acarigua, C.A.*
              Servicios Telcel Barquisimeto, C.A.*
              Servicios Telcel C.A.
              Servicios Telcel Charallave, C.A.*
              Servicios Telcel Ciudad Ojeda, C.A.*
              Servicios Telcel Cumana, C.A.*
              Servicios Telcel Guarenas, C.A.*
              Servicios Telcel La Guaira, C.A.*

              Servicios Telcel Los Teques, C.A.*
              Servicios Telcel Maracaibo, C.A.*
              Servicios Telcel Maracay, C.A.*
              Servicios Telcel Margarita, C.A.*
              Servicios Telcel Maturin, C.A.*
              Servicios Telcel Merida, C.A.*
              Servicios Telcel Puerto La Cruz, C.A.*
              Servicios Telcel Puerto Ordaz, C.A.*
              Servicios Telcel Punto Fijo, C.A.*
              Servicios Telcel San Cristobal, C.A.*
              Servicios Telcel Valencia, C.A.*
              Servicios Telcel Valera, C.A.*
              Sistemas Time Trac, C.A. (60%)
              Telcel International, C.A.*
    GN Store Nord Mobiltelefon 1 A/S (29.26%)
         Aktieselskabet af 3. november 1971
              Dansk MobilTelefon I/S (15%)
              SONOFON GSM Center A/S (15%)
         BLS Denmark, Inc.
              BLS Denmark Associates (60%)
                   Dansk MobilTelefon I/S (29%)
                   SONOFON GSM Center A/S (29%)
         BSI Denmark, Inc.
              BLS Denmark Associates (40%)
                   Dansk MobilTelefon I/S (29%)
                   SONOFON GSM Center A/S (29%)
         Det Danske Mobiletelefonkompagni
              Dansk MobilTelefon I/S (20%)
              SONOFON GSM Center A/S (20%)
         GN Store Nord Mobil I/S (21%)
              Dansk MobilTelefon I/S (36%)
              SONOFON GSM Center A/S (36%)
         GN Store Nord Mobiltelefon 2 A/S
              GN Store Nord Mobil I/S (15%)
                   Dansk MobilTelefon I/S (36%)
                   SONOFON GSM Center A/S (36%)
         SONOFON A/S
         SONOFON Partners A/S
         SONOFON Service A/S
    ROU Celular Inversora S.A. (76.08%)
         Abiatar S.A. (46%)

    Telcel Celular, C.A. (44%)
         Corporacion 271191, C.A.
         Promociones 4222, C.A.
         Servicios Telcel Acarigua, C.A.*
         Servicios Telcel Barquisimeto, C.A.*
         Servicios Telcel C.A.
         Servicios Telcel Charallave, C.A.*
         Servicios Telcel Ciudad Ojeda, C.A.*
         Servicios Telcel Cumana, C.A.*
         Servicios Telcel Guarenas, C.A.*
         Servicios Telcel La Guaira, C.A.*
         Servicios Telcel Los Teques, C.A.*
         Servicios Telcel Maracaibo, C.A.*
         Servicios Telcel Maracay, C.A.*
         Servicios Telcel Margarita, C.A.*
         Servicios Telcel Maturin, C.A.*
         Servicios Telcel Merida, C.A.*
         Servicios Telcel Puerto La Cruz, C.A.*
         Servicios Telcel Puerto Ordaz, C.A.*
         Servicios Telcel Punto Fijo, C.A.*
         Servicios Telcel San Cristobal, C.A.*
         Servicios Telcel Valencia, C.A.*
         Servicios Telcel Valera, C.A.*
         Sistemas Time Trac, C.A. (60%)
         Telcel International, C.A.*
    Vencorp. (5%)
         Telcel Celular, C.A. (9.26%)
              Corporacion 271191, C.A.
              Promociones 4222, C.A.
              Servicios Telcel Acarigua, C.A.*
              Servicios Telcel Barquisimeto, C.A.*
              Servicios Telcel C.A.
              Servicios Telcel Charallave, C.A.*
              Servicios Telcel Ciudad Ojeda, C.A.*
              Servicios Telcel Cumana, C.A.*
              Servicios Telcel Guarenas, C.A.*
              Servicios Telcel La Guaira, C.A.*
              Servicios Telcel Los Teques, C.A.*
              Servicios Telcel Maracaibo, C.A.*
              Servicios Telcel Maracay, C.A.*
              Servicios Telcel Margarita, C.A.*
              Servicios Telcel Maturin, C.A.*
              Servicios Telcel Merida, C.A.*
              Servicios Telcel Puerto La Cruz, C.A.*


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

              Servicios Telcel Puerto Ordaz, C.A.*
              Servicios Telcel Punto Fijo, C.A.*
              Servicios Telcel San Cristobal, C.A.*
              Servicios Telcel Valencia, C.A.*
              Servicios Telcel Valera, C.A.*
              Sistemas Time Trac, C.A. (60%)
              Telcel International, C.A.*

LONG DISTANCE AND VIDEO SERVICES GROUP

See "BellSouth Corporation and Affiliates" for BellSouth Interactive Media Services, Inc. and BellSouth Long Distance


MOBILE SYSTEMS GROUP

    BellSouth Mobile Data, Inc.
         Belgium New System L.P. (80% GP)
              RAM Mobile Data Belgium, S.C.S. (79.2% LP)
              RAM Mobile Data Belgium SC (80%)
                   RAM Mobile Data Belgium, S.C.S. (1% GP)
         BellSouth Mobile Data Services, Inc.
         Germany New System L.P. (80% GP)
              RAM Mobile Data Network GmbH (95%)
                   Gfd Gesellschaft fur Datanfunk mbH (6%)
         Honolulu Cellular Telephone Company (49%)
         Netherlands New System L.P. (80% GP)
              RAM Mobile Data C.V. (65.34% LP)
              RAM Mobile Data (Netherlands) B. V. (66%)
                   RAM Mobile Data C.V. (1% GP)
         RAM/BSE Communications L.P. (49% GP; 1% LP)
              Belgium New System L.P. (20% LP)
                   RAM Mobile Data Belgium, S.C.S. (79.2% LP)
                   RAM Mobile Data Belgium SC (80%)
                        RAM Mobile Data Belgium, S.C.S. (1% GP)
              Germany New System L.P. (20% LP)
                   RAM Mobile Data Network GmbH (95%)
                        Gfd Gesellschaft fur Datanfunk mbH (6%)
              Netherlands New System L.P. (20% LP)
                   RAM Mobile Data C.V. (65.34% LP)
                   RAM Mobile Data (Netherlands) B. V. (66%)
                        RAM Mobile Data C.V. (1% GP)


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

              RAM Communications Consultants of Australia Pty. Ltd.* RAM Mobile Data Limited (55%)
              RAM Mobile Data Network GmbH (1%)
                   Gfd Gesellschaft fur Datanfunk mbH (6%)
              RAM Mobile Data USA Limited Partnership (98%)
         RAM Mobile Data Limited (45%)
         RAM Mobile Data Network GmbH (4%)
              Gfd Gesellschaft fur Datanfunk mbH (6%)
         ST Mobile Data Pte. Ltd. (25%)
    BellSouth Mobile Systems, Inc.
         BellSouth Cellular Corp.
              American Cellular Communications Corporation (76.5111%)
                   ACC of Rockford, Inc.
                        National Cellular Communications, Inc. (99.99%)
                   Anniston-Westel Company, Inc.
                        Gulf Coast Cellular Telephone Company
                             (A Partnership)(98.6827%)
                   Atlanta-Athens MSA Limited Partnership (99.9%)
                   Bakersfield Holdings, Inc.
                        Bakersfield Cellular Telephone Company
                   Charisma Communications Corp. of the Southwest (50%)
                        Houston Mobile Cellular Communications Company
                             (A Partnership)(16%)
                             Houston Cellular Telephone Company
                                  (A Partnership)(75%)
                   Galveston Mobile Corporation
                        Galveston Cellular Partnership (11.0377%)
                             Galveston Cellular Telephone Company
                        Galveston Mobile Partnership (43.75%)
                             Galveston Cellular Partnership (57.1904%)
                                  Galveston Cellular Telephone Company
                   Gary Cellular Corporation
                        Gary Cellular Telephone Company
                             (A Partnership)(33%)
                   Georgia Cellular Holdings, Inc.
                        Atlanta-Athens MSA Limited Partnership (.1%)
                   Hawaii Cellular Corporation
                        Honolulu Cellular Telephone Company (A
                             Partnership)(51%)



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

                   Houston Cellular Corporation
                        Cellular Systems (A Partnership)(50%)
                             Houston Cellular Telephone Company
                                  (A Partnership)(12.5%)
                        Houston Mobile Cellular Communications Company
                             (A Partnership)(42%)
                             Houston Cellular Telephone Company
                                  (A Partnership)(75%)
                   Indiana Cellular Corporation
                   Jackson Holdings, Inc.
                        Jackson Acquisitions Corp. (94%)
                             Jackson Cellular Corporation
                                  MCTA (A Partnership)(50.1%)
                   Los Angeles RCCs, Inc. (85%)
                        Los Angeles Cellular Corporation (51%)
                             Los Angeles Cellular Telephone Company
                                  (A Partnership)(65%)
                   San Juan Cellular Corporation*
                   Westel-Indianapolis Company
                        Bloomington Cellular Telephone Company
                             (A Partnership)(94.184889%)
                        Kokomo Celltelco Partnership
                             (A Partnership)(9.041%)
                        Muncie Cellular Telephone Company, Inc.
                             (93.1005%)
                        Terre-Haute Cellular Telephone Company, Inc. (92.8548%)
                   Westel-Los Angeles Company
                        Los Angeles Cellular Corporation (49%)
                             Los Angeles Cellular Telephone Company (A
                                  Partnership)(65%)


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

                   Westel-Milwaukee Company, Inc.
                        Green Bay CellTelCo (A Partnership)(99.01%)
                        Janesville Cellular Telephone Company, Inc. (80.5368%)
                        Madison Cellular Telephone Company
                             (A Partnership)(92.5%)
                        Racine Cellular Telephone Company
                             (A Partnership)(89.3707%)
                        Sheboygan Cellular Telephone Company, Inc. (86.6611%)
                   Westel Richmond, Inc.
                        RCTC Wholesale Company (A Partnership)(72.73%)
                             RCTC Wholesale Corporation
                                  Richmond Cellular Telephone Company
              BellSouth Cellular National Marketing, Inc.
              BellSouth Mobility Inc
                   Acadiana Cellular General Partnership
                        (RSA's No. 5 & 6) (35%)
                   Alabama Cellular Service, Inc.
                        Huntsville MSA Limited Partnership (50%)
                   American Cellular Communications Corporation (23.4889%)
                        Atlanta-Athens MSA Limited Partnership (99.9%)
                        Georgia Cellular Holdings, Inc.
                             Atlanta-Athens MSA Limited Partnership (.1%)
                   BellSouth Holdings B.V.
                        Centweight B.V. (49%)
                        Tele-Man Ltd. (46.33%)
                             CellCom Israel Ltd. (75%)
                        Tele-Man Netherlands B.V. (50%)
                             Dolphin International Communications
                                  (1996) Ltd. (52.3%)
                   BellSouth Mobility Communications, Inc.
                        B-Side Carriers L.P. (13.263% LP)
                        B-Side L.L.C. (12.618%)
                             B-Side Carriers L.P. (.268% GP)
                   Cellular Radio of Chattanooga (A Partnership)(25%)
                        Chattanooga MSA Limited Partnership (29.54%)
                   Centel Cellular Company of Tallahassee (10%)
                   Century Cellunet of North Louisiana Cellular
                        Limited Partnership (9%)

                   Chattanooga CGSA, Inc.
                        Chattanooga MSA Limited Partnership (55.31%)
                   Decatur RSA Limited Partnership (80%)
                   Florida Cellular Service, Inc.
                        Jacksonville MSA Limited Partnership (85.76%)
                   Florida RSA #2B (Indian River) Limited Partnership (71.5%) Georgia RSA No. 1 Limited Partnership (40%)
                   Georgia RSA No. 2 Limited Partnership (45.92%)
                   Georgia RSA No. 3 Limited Partnership (75%)
                   Jackson Acquisitions Corp. (6%)
                        Jackson Cellular Corporation
                             MCTA (A Partnership)(50.1%)
                   Kentucky CGSA, Inc.
                   Louisiana CGSA, Inc.
                        Baton Rouge MSA Limited Partnership (48%)
                        Lafayette MSA Limited Partnership (51%)
                   Louisiana RSA No. 7 Cellular General Partnership (66.7%) Louisiana RSA No. 8 Limited Partnership (50%)
                   Memphis CGSA, Inc.
                        Memphis SMSA Limited Partnership (75%)
                        Tennessee RSA Holdings Limited Partnership (75.5%)
                             Tennessee RSA Limited Partnership (75%)
                   M-T Cellular, Inc.
                   Nashville/Clarksville CGSA, Inc.
                        Nashville/Clarksville MSA Limited Partnership (51%)
                   Northeastern Georgia RSA Limited Partnership (35%) Northeast Mississippi Cellular, Inc.
                   Orlando CGSA, Inc.
                        Orlando SMSA Limited Partnership (85%)
                   South Carolina Cellular Service, Inc.
                        ALLTEL Cellular Associates of South Carolina
                             Limited Partnership (47%)
                             Chattanooga MSA Limited Partnership (15.15% LP) MCTA (49.9%)
                             Pittsburgh SMSA Limited Partnership (3.6% LP)
                   Telcell S.A. (50%)
              Cellular Mobile Services of Indiana, Inc.

              BellSouth Properties (U.K.)(1%)
              BellSouth Wireless, Inc.
                   BellSouth Limited*
                   BellSouth Properties (U.K.)(99%)
                   Dataserv Espana, S.A.*
         BellSouth Personal Communications, Inc.
              BellSouth Carolinas PCS, L.P. (55.765% GP)
              Cook Inlet BellSouth PCS, L.P. (49.9% LP)

CORPORATE ENTERPRISES GROUP

         BellSouth Information Systems, Inc. (BIS)
         BellSouth Resources, Inc.
         DFINS, Inc.
         Sunlink Corporation
              CSL Associates (70%)
              CSL Chastain Associates (70%)
              CSL Colonnade Associates (70%)
              CSL Exchange South Associates (70%)
              CSL Twelfth Street Associates (70%)
              CSL Western Way Associates (70%)







------------------

* Indicates an Inactive Company and/or the name of a company to which BellSouth Enterprises, Inc. has a contractual right.

Unless indicated otherwise, each subsidiary is owned 100% by its parent company.





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